Exhibit 99.1

EXL UPDATES 2020 GUIDANCE

New York, NY – September 14, 2020 - ExlService Holdings, Inc. (NASDAQ: EXLS), a leading operations management and analytics company, today announced an update to its 2020 guidance issued on August 6, 2020 and preliminary guidance regarding the third quarter of 2020.

EXL expects full year revenue to be in the range of $945 million to $955 million and adjusted diluted EPS (non-GAAP) to be in the range of $3.35 to $3.45. Our previously issued 2020 guidance included revenue of $922 million to $938 million and adjusted diluted EPS of $2.60 to $2.80. In addition, for the third quarter of 2020, we expect revenue to be at least $239 million and adjusted diluted EPS to be at least $1.00. See below for information regarding the use of our non-GAAP financial measures.

Rohit Kapoor, Vice Chairman and Chief Executive Officer, said, “While there continues to be considerable uncertainty in the market as a result of the COVID-19 pandemic, EXL’s business over the past few months has rebounded better than initially expected. As a result, we have greater confidence in expected performance for the remainder of the year. The demand for our services in Analytics has grown very well as our clients’ need for data analytics has accelerated. We are also seeing faster decision making in operations management, including new logos and expansions with current clients.”

Maurizio Nicolelli, Chief Financial Officer, noted that, “Initiatives undertaken to align our cost structure to the changing business environment and some one-time benefits have helped margin growth for 2020. Based on the improving strength of the business, at this time we also believe it is prudent to accelerate our stock repurchase program. In December 2019, we had announced a stock repurchase program of up to $200 million beginning January 1, 2020 through December 31, 2022. As part of that $200 million program, we are now targeting to repurchase up to $80 million for calendar year 2020, subject to market conditions, versus our original intention of repurchasing $40 million. EXL had approximately $335.6 million of cash and short-term investments as of its last interim balance sheet date of June 30, 2020 and we do not believe the increased repurchase activity precludes us from investing in our business or pursuing strategic acquisitions or other initiatives.”

About ExlService Holdings, Inc.

EXL (NASDAQ: EXLS) is a leading operations management and analytics company that helps our clients build and grow sustainable businesses. By orchestrating our domain expertise, data, analytics and digital technology, we look deeper to design and manage agile, customer-centric operating models to improve global operations, drive profitability, enhance customer satisfaction, increase data-driven insights, and manage risk and compliance. Headquartered in New York, EXL has more than 31,600 professionals in locations throughout the United States, the UK, Europe, India, the Philippines, Colombia, Australia and South Africa. EXL serves multiple industries including insurance, healthcare, banking and financial services, utilities, travel, transportation and logistics, media and retail, among others. For more information, visit www.exlservice.com.

Continuing Note Regarding Forward-Looking Statements This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL's operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management's experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors, which include our ability to successfully close and integrate strategic acquisitions, our ability to respond to and manage public health crises, including the outbreak and continued effects of the coronavirus pandemic, are discussed in more detail in EXL’s filings with the Securities and Exchange Commission, including EXL’s Annual Report on Form 10-K and EXL’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to financial measures in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release certain financial measures that are considered non-GAAP financial measures, including the following: adjusted diluted earnings per share.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Accordingly, the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. EXL believes that providing these non-GAAP financial measures may help investors better understand EXL’s underlying financial performance. Management also believes that these non-GAAP financial measures, when read in conjunction with EXL’s reported results, can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. Additionally, management considers some of these non-GAAP financial measures to determine variable compensation of its employees. The Company believes that it is unreasonably difficult to provide its earnings per share financial guidance in accordance with GAAP, or a quantitative reconciliation thereof, for a number of reasons, including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718, the amortization of intangibles associated with further acquisitions and the currency fluctuations and associated tax impacts. As such, the Company presents guidance with respect to adjusted diluted earnings per share. The Company also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

EXL non-GAAP financial measures exclude, where applicable, stock-based compensation expense, amortization of acquisition-related intangible assets, impairment charges of acquired long-lived and intangible assets including goodwill, provision for litigation settlement, non-cash interest expense on convertible senior notes, restructuring charges and other acquisition-related expenses or benefits. Acquisition-related expenses or benefits include, changes in the fair value of earn-out consideration liabilities, external deal costs, integration expenses, direct and incremental travel costs and non-recurring benefits. In addition to excluding the above items, our adjusted net income and adjusted diluted EPS also excludes the effect of incremental income tax expense related to the U.S. Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”), non-recurring other tax adjustments and income tax impact of the above pre-tax items, as applicable. The income tax impact of each item is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred.

A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and exclude costs that are recurring, namely stock-based compensation and amortization of acquisition-related intangible assets. EXL compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures.

Contact: Steven N. Barlow

Vice President, Investor Relations

(917) 596-7684

ir@exlservice.com